UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 28, 2009

MedQuist Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

New Jersey	0-19941	22-2531298
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1000 Bishops Gate Boulevard, Suite 300, Mount Laurel, New Jersey		08054-4632
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	856.206.4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.02 Termination of a Material Definitive Agreement.

By a letter agreement dated October 26, 2009, MedQuist Transcriptions, Ltd. ("MedQuist Transcriptions"), a wholly-owned subsidiary of MedQuist Inc. (the "Company"), and CBay Systems & Services, Inc. ("CBay Systems") mutually terminated the transcription services agreement between the parties, dated September 15, 2008 (the "2008 TSA"). The termination is effective October 28, 2009. The 2008 TSA governed the provision of certain medical transcription services by CBay Systems to MedQuist Transcriptions. As disclosed in a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission ("SEC") on April 6, 2009, the parties entered into a new transcription services agreement, dated April 3, 2009 (the "2009 Transcription Services Agreement"). After entering into the 2009 Transcription Services Agreement, MedQuist Transcriptions and CBay Systems determined that the 2008 TSA was no longer necessary, as the 2009 Transcription Services Agreement governs the provision of medical transcription services by CBay Systems to the MedQuist Transcriptions going forward. Neither MedQuist Transcriptions nor CBay Systems incurred any penalties in connection with the termination of the 2008 TSA.

CBay Systems is an affiliate of the Company’s majority shareholder, CBay Inc. ("CBay Inc."), which owns approximately 70% of the Company’s outstanding common stock. MedQuist Transcriptions and CBay Systems are also parties to a transcription services subcontracting agreement, dated March 31, 2009 (the "Subcontracting Agreement"), pursuant to which CBay Systems subcontracts certain medical transcription, editing and related services to MedQuist Transcriptions. In addition, the Company is a party to a services agreement with CBay Inc., dated September 19, 2009 (the "Management Services Agreement"), pursuant to which certain senior executives and directors of CBay Inc. render certain advisory and consulting services to the Company, upon the request of the Company’s chief executive officer and on the terms set forth therein. Except for the 2009 Transcription Services Agreement, the Subcontracting Agreement and the Management Services Agreement, neither the Company nor any of its subsidiaries is a party to any material agreement with CBay Systems, CBay Inc. or any other affiliate of CBay Systems or CBay Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MedQuist Inc.

November 3, 2009	By:	/s/ Mark R. Sullivan

Name: Mark R. Sullivan
Title: General Counsel, Chief Compliance Officer and Secretary